Loans to Third Pairties, Net	12 Months Ended
Mar. 31, 2023
Loans to Third Pairties, Net [Abstract]
LOANS TO THIRD PAIRTIES, NET

NOTE 4 – LOANS TO THIRD PAIRTIES, NET

Loans to third parties consisted of the following:

	As of March 31, 2023	As of March 31, 2022
Loans to third parties, current:
Beijing Chuangyouyi Education Technology Co.,Ltd (a)	$88,760	$96,157
Beijing Dejinbao Mining Engineering Co., Ltd (b)	524,201	566,377
Guizhou Shunxincheng Human Resources Co., Ltd	-	3,155
Individual Person (c)	27,729	-
Loans to third parties, noncurrent:
Beijing Dejinbao Mining Engineering Co., Ltd (b)	171,004	149,673
Less: allowance for doubtful accounts
Beijing Chuangyouyi Education Technology Co.,Ltd (a)	(88,760)	(96,157)
Total loan to third parties, net	$722,934	$719,205

(a)

On December 25, 2017, Distance Learning loaned RMB 600,000 (USD 88,760 as of March 31, 2023) to Beijing Chuangyouyi Education Technology Co.,Ltd (“Chuangyouyi”). The loan bears an interest rate of 6% and is not guaranteed. The maturity was December 24, 2018. Chuangyouyi did not repay upon maturity, the Company has fully accrued allowance for the balance.

(b)	On September 5, 2017, Distance Learning loaned RMB3,000,000 (USD 436,834 as of March 31, 2023) to Beijing Dejinbao Mining Engineering Co., Ltd (“Dejinbao”). The loan bears an interest rate of 6% and is not guaranteed. The original maturity was September 5, 2019, and was later extended to September 5, 2023. On September 27, 2018, Distance Learning loaned an additional RMB600,000 (USD 87,367 as of March 31, 2023) to Dejinbao. The loan bears an interest rate of 6% and is not guaranteed. The maturity of the loan is September 26, 2024.

(c)	On February 13, 2023, Distance Learning loaned RMB200,000 (USD 27,729 as of March 31, 2023) to a third part. The loan to an individual person is unsecured, non-interest bearing and due on demand.